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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of report (Date of earliest event reported): November 18, 1999




                          C.H. ROBINSON WORLDWIDE, INC.
             (Exact name of registrant as specified in its charter)


           Delaware                     000-23189             41-1883630
(State or other jurisdiction of        (Commission         (I.R.S. Employer
incorporation or organization)         File Number)       Identification No.)


8100 Mitchell Road, Suite 200, Minneapolis, Minnesota           55344-2248
     (Address of principal executive offices)                   (Zip Code)



Registrant's telephone number, including area code:   (612) 937-8500


                                 Not Applicable
         (Former name or former address, if changed since last report.)
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Item 5. Other Events

     On November 18, 1999, C.H. Robinson Worldwide, Inc. (the "Registrant") and its wholly-owned subsidiary C.H. Robinson Company issued a press release announcing that the Registrant and C.H. Robinson Company had reached a definitive agreement under which C.H. Robinson Company will acquire the operations and certain assets of American Backhaulers, Inc. The preceding is qualified in its entirety by reference to such press release, which is attached hereto as Exhibit 99 and is incorporated by reference herein.

Item 7. Financial Statements and Exhibits

     (c)  Exhibits

          99 Press release, dated November 18, 1999, issued by the Registrant and C.H. Robinson Company
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Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        C.H. ROBINSON WORLDWIDE, INC.
Date: December 2, 1999

                                        By /s/ Owen P. Gleason
                                           ----------------------------------
                                           Owen P. Gleason
                                           Vice President and General Counsel
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                                  EXHIBIT INDEX


Exhibit     Description of Exhibit
-------     ----------------------

  99 Press release, dated November 18, 1999, issued by the Registrant and C.H. Robinson Company